SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                            DWS Large Cap Value Fund

In order to enable the Fund's investment advisor, Deutsche Investment Management Americas Inc. ("DeIM"), to appoint its affiliate, Deutsche Asset Management International GmbH ("DeAMi"), as sub-advisor to the Fund, the Board of Directors has approved the termination of the existing Investment Management Agreement for the Fund with DeIM. The Board has also approved an interim Investment Management Agreement with DeIM and an interim Sub-Advisory Agreement between DeIM and DeAMi, each effective February 5, 2007. Each of the interim agreements will remain effective for a period of up to 150 days. A new Investment Management Agreement and Sub-Advisory Agreement will be submitted for approval by shareholders at a Shareholder Meeting to be held in the second quarter of 2007. The aggregate fee paid to DeIM will not change as a result of the changes to the Fund's investment management agreement.

The following information supplements existing information in "The investment advisor" section of the prospectuses.

Effective February 5, 2007, Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany, will be the subadvisor for the fund. DeAMi will render investment advisory and management services to the fund. DeAMi is an investment advisor registered with the US Securities and Exchange Commission and currently manages over $40 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DeIM will compensate DeAMi out of the management fee it receives from the Fund.



                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group
January 23, 2007
DLCVF-3600

The following information revises similar disclosure for the above fund in "The portfolio managers" section of the prospectuses.

DWS Large Cap Value Fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following person will handle the day-to-day management of the fund through February 4, 2007.

  David Hone, CFA
  Director of Deutsche Asset Management
  and Portfolio Manager of the fund.
    o Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.
    o Prior to that, eight years of experience as an analyst for Chubb & Son.
    o Portfolio manager for Large Cap
      Value; Lead portfolio manager for
      US Equity Income Fund Strategy: New
      York.
    o Joined the fund in 2007.
    o BA, Villanova University.

Effective February 5, 2007, the following individual will handle the day-to-day management of the fund.

  Thomas Schuessler, PhD Director of Deutsche Asset Management and Portfolio Manager of the fund.
    o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and worked as executive assistant to board member.
    o US and Global Fund Management:
      Frankfurt.
    o Joined the fund in 2007.
    o PhD, University of Heidelberg,
      studies in physics and economics at
      University of Heidelberg and
      University of Utah.


January 23, 2007
DLCVF-3600

The following information replaces similar disclosure in the "Who Manages and Oversees the Funds" section of the prospectuses.

Each fund's shareholder report for the year ended November 30, 2005 contains a discussion regarding the basis for the Board of Directors' approval of each fund's investment management agreement and, as applicable, subadvisory agreement (see "Shareholder reports" on the back cover). A discussion regarding the Board's consideration of the new Investment Management Agreement and Sub-Advisory Agreement for DWS Large Cap Value Fund will be included in the Fund's semi-annual report for the period ended May 31, 2007 and in the forthcoming proxy statement seeking shareholder approval of the new agreements.




               Please Retain This Supplement for Future Reference


January 23, 2007
DLCVF-3600

Supplement to the currently effective Statement of Additional Information for the listed Fund:

DWS Large Cap Value Fund
--------------------------------------------------------------------------------

Effective February 5, 2007, the following information supplements the disclosure in the "Management of the Funds" section of the Fund's Statement of Additional
Information:

Effective February 5, 2007, the Board of Directors for the Fund has terminated the prior Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM"), the Fund's advisor, and replaced it with an interim Investment Management Agreement (the "Interim Agreement") with DeIM. The terms of the Interim Agreement are identical to the terms of the prior agreement, except for the period of effectiveness. The Interim Agreement will remain effective for up to 150 days and a new Investment Management Agreement will be submitted for approval by shareholders at a shareholder meeting to be held in the second quarter of 2007.

Subadvisor to DWS Large Cap Value Fund

Effective February 5, 2007, Deutsche Asset Management International GmbH ("DeAMi"), an investment advisor registered with the US Securities and Exchange Commission, will become subadvisor to the Fund. DeAMi, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany, will render investment advisory and management services to the Fund pursuant to the terms of an interim Sub-Advisory Agreement (the "Interim Sub-Advisory Agreement") between DeAMi and DeIM. DeAMi is an affiliate of DeIM and a subsidiary of Deutsche Bank AG. Under the terms of the Interim Sub-Advisory Agreement, DeAMi will manage the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as DeIM may, from time to time, reasonably request. The Interim Sub-Advisory Agreement will remain effective for up to 150 days and a new Sub-Advisory Agreement will be submitted for approval by shareholders at a shareholder meeting to be held in the second quarter of 2007.

DeIM will pay a fee to DeAMi for serving as subadvisor to the Fund at the annual rates shown below:

Average Daily Net Assets                                      Fee Rate
------------------------                                      --------

First $1.5 billion                                            0.2025%
Next $500 million                                             0.1900%
Next $1 billion                                               0.1775%
Next $1 billion                                               0.1650%
Next $1 billion                                               0.1525%
Thereafter                                                    0.1400%


The Interim Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Interim Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Interim Sub-Advisory Agreement.



               Please Retain this Supplement for Future Reference


January 23, 2007